UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2010
VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
On October 22, 2010, the Registrant issued a press release announcing a quarterly cash dividend of 4 cents per share, payable on November 18, 2010, to shareholders of record as of the close of business on November 4, 2010. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.
ITEM 8.01. Other Events.
On October 22, 2010, the Registrant issued a press release announcing its plan to release its third quarter 2010 results after the close of market on Thursday, November 4, 2010. The Registrant also announced that it will host an investor conference call and webcast to review the results on Friday, November 5, 2010, at 10:00 am Central Time. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release dated October 22, 2010 announcing quarterly cash dividend

Exhibit 99.2	Press release dated October 22, 2010 announcing planned release date of third quarter 2010 results and information relating to the Registrant’s investor conference call and webcast

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.
Date: October 26, 2010	By:	/s/ Pathie E. McKee
Pathie E. McKee, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing quarterly cash dividend dated October 22, 2010

99.2	Press release dated October 22, 2010 announcing planned release date of third quarter 2010 results and information relating to the Registrant’s investor conference call and webcast